SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2020

                     First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-33652	26-0610707
State or other jurisdiction of Incorporation	Commission File Number	(I.R.S. Employer Identification No.)

201 Wells Avenue South, Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (425) 255-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FFNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)(3)    Compensatory Arrangements of Certain Officers –Change in Control Severance Agreements

First Financial Northwest, Inc.’s (the “Company”) financial institution subsidiary, First Financial Northwest Bank (“Bank”), previously entered into change in control severance agreements with Simon Soh, Senior Vice President and Chief Credit Officer of the Bank, Dalen D. Harrison, Senior Vice President and Chief Banking Officer of the Bank and Ronnie J. Clariza, Senior Vice President and Chief Risk Officer of the Bank (each, the “Employee”).

These agreements provide in relevant part that if within 12 months following a change in control (as defined in the agreement), the Employee's employment is terminated without cause, or the Employee voluntarily terminates employment on account of being assigned duties inconsistent with his or her initial position, duties and responsibilities, or upon the occurrence of certain events described in the agreement, the Bank will, within 25 days of the date of termination of employment make a cash lump sum payment to the Employee equal to one times the Employee's annual base salary determined as of the date of termination of employment (referred to below as the “Change in Control Lump Sum Payment”).

On December 16, 2020, each of the agreements were amended and restated so that the Change in Control Lump Sum Payment is increased to two (2) times the Employee's annual base salary.  The agreements also were revised to reflect the current name of the Bank and to include an updated form of release agreement.  Otherwise, the agreements are essentially unchanged.

The amendments to the change in control severance agreements were provided to the executives named above in lieu of an annual salary increase.

The form of the amended and restated change in control severance agreements is furnished and attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

	10.1	Form of Change in Control Severance Agreement (Amended and Restated) by and between First Financial Northwest Bank and Simon Soh, Dalen D. Harrison, and Ronnie J. Clariza.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

DATE: December 21, 2020	By: /s/Richard P. Jacobson
Richard P. Jacobson Executive Vice President and Chief Financial Officer